UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2005

                              The India Fund, Inc.
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             (Exact name of registrant as specified in its charter)
         Maryland                    811-08266                    13-3749070

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 (State or other jurisdiction of         (Commission           (IRS Employer
        incorporation)                   File Number)        Identification No.)
           200 Park Avenue New York, NY                             10166

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    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code   212-667-4939


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                              The India Fund, Inc.
                           CURRENT REPORT ON FORM 8-K

Item 7.01  Regulation FD Disclosure.

     On November 8, 2005, The India Fund, Inc. (NYSE: IFN) (the "Fund") announced that the Fund's Board of Directors has appointed Blackstone Asia Advisors L.L.C. ("Blackstone Advisors") to serve as the Fund's interim investment manager and Blackstone Fund Services India Private Limited ("Blackstone India") to serve as the Fund's interim country adviser upon the expiration of the Fund's existing arrangements with Advantage Advisers, Inc. and Imperial Investment Advisors Private Limited on December 4, 2005. Blackstone Advisors and Blackstone India are newly-formed affiliates of The Blackstone Group. The Board of Directors also approved a new investment management agreement between the Fund and Blackstone Advisors and a new country advisory agreement between Blackstone Advisors and Blackstone India which will be submitted to stockholders for approval. The interim agreements will remain in effect until the earlier of (i) stockholder approval of the new agreements and
(ii) May 3, 2006. Punita Kumar-Sinha, the Fund's portfolio manager for the last eight years, will, supported by her investment team, continue to manage the Fund's assets on a day-to-day basis as portfolio manager under new employment arrangements with Blackstone Advisors.

     The Fund also announced a significant reduction in investment management fees to be paid under the interim management agreement with Blackstone Advisors, as well as under the proposed management agreement, if approved by stockholders. The new monthly management fee will be an annual rate of: (i) 1.10% of the Fund's average weekly net assets for the first $500,000,000; (ii) 0.90% of the Fund's average weekly net assets for the next $500,000,000; (iii) 0.85% of the Fund's average weekly net assets for the next $500,000,000; and (iv) 0.75% of the Fund's average weekly net assets in excess of $1,500,000,000. As a result, fees will be lower on any assets in excess of $500,000,000. Based on assets as of October 31, 2005, this would result in an annual management fee reduction of approximately $448,000.

     Exhibit 99.1 is a copy of the press release. The press release is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Fund under the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit Number

      99.1  The India Fund, Inc. press release, dated November 8, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             The India Fund, Inc.
                                                 (Registrant)


Date: November 8, 2005                /s/ Deborah Kaback
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                                                  (Signature)

                                      Name: Deborah Kaback
                                      Title: Secretary


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                                  EXHIBIT INDEX



Exhibit Number

99.1   Press release of the Fund, dated November 8, 2005.